EXHIBIT 10.1

THIS AGREEMENT (this “Agreement”), dated October 24, 2008 is entered into by and between INTREPID RESOURCES AND TECHNOLOGY, INC., an Idaho corporation (the “Company”), and YA GLOBAL INVESTMENTS, L.P. (the “Buyer”).  Reference is made to the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as June 17, 2008, between the Company and the Buyer.  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Securities Purchase Agreement.

WHEREAS:

A.

Pursuant to the Securities Purchase Agreement, the Company has issued and the Buyer has purchased secured convertible debentures.

B.

The Company desires to issue, and the Buyer desires to purchase an additional convertible debenture in the form attached hereto as Exhibit A (the “Additional Debenture”).

C.

In order to induce the Company to issue and the Buyer to purchase the Additional Debenture, the parties desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.

Representations and Warranties of Buyer.

(a)

The representations and warranties of the Buyer set forth in Sections 2(a)-(e) and (h)-(k) of the Securities Purchase Agreement are hereby incorporated by reference with such changes necessary to relate to this Agreement and the purchase of the Additional Debenture as if set forth in their entirety herein (the “Buyer Representations and Warranties”).  For the avoidance of doubt, in the Buyer Representations and Warranties references to “Securities” shall be deemed references to the Additional Debenture and the shares of Common Stock issuable upon conversion thereof.

(b)

The Buyer hereby represents and warrants that except as otherwise disclosed on a disclosure schedule attached hereto, the Buyer Representations and Warranties are true and correct on the date hereof (except for representations and warranties that speak as of a specific date).

2.

Representations and Warranties of Company.

(a)

The representations and warranties of the Company set forth in Section 3 of the Securities Purchase Agreement are hereby incorporated by reference with such changes necessary to relate to this Agreement and the purchase of the Additional Debenture as if set forth in their entirety herein (the “Company Representations and Warranties”).  For the avoidance of doubt,  in the Company Representations and Warranties references to “Securities” shall be deemed to references to the Additional Debenture and the shares of Common Stock issuable upon conversion thereof, references to “Conversion Shares” shall be deemed to reference the shares of Common Stock issuable upon conversion of the Additional Debenture,  references to “Convertible Debenture” shall be deemed to reference the Additional Debenture and any reference to “Transaction Documents” shall be deemed to include a reference to this Agreement and to the Additional Debenture.

(b)

The Company hereby represents and warrants that except as otherwise disclosed on a disclosure schedule attached hereto or as set forth in the SEC Documents, such representations and warranties are true and correct on the date hereof (except for representations and warranties that speak as of a specific date).

3.

Covenants of the Company.

(a)

Use of Proceeds.  The Company will use the proceeds from the sale of the Additional Debenture in accordance with the Exhibit A attached to the Additional Debenture.  The Company shall not deviate in any way from such Exhibit A.

(b)

Break Up Fee.  If the Company receives a “break up” or similar fee in connection with a contemplated merger, purchase or similar transaction, the Company shall deliver such fee to the Buyer as repayment of amounts owed to the Buyer, including, without limitation, amounts owed pursuant to the Additional Debenture, the Convertible Debentures and the convertible debentures purchased pursuant to the Securities Purchase Agreement, dated as of March 28, 2008, between the Company and the Buyer.

(c)

Bankruptcy.  If the Company intends to commence any bankruptcy, insolvency or other proceeding under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company, the Company shall give the Buyer ten days advanced written notice thereof.   The Company shall notify the Buyer immediately upon learning that there shall be commenced against it any bankruptcy, insolvency or other proceeding under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company.

4.

Security Interest and Guarantee Granted Pursuant to Security Documents.

The Company acknowledges and agrees that all of the monies, obligations, and liabilities due from, or owing or incurred by the Company to the Buyer pursuant to this Agreement or the Additional Debenture issued hereunder, and any other additional obligations of the Company created hereunder form a part of the “Obligations” referred to in the Security Agreement and as such are subject to the provisions of the Security Documents.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of day and year first above written.

COMPANY:
INTREPID RESOURCES AND TECHNOLOGY, INC.

By: /s/Jacob D. Dustin
Name: Jacob D. Dustin
Title: President, Chief Operating Officer

BUYER:
YA GLOBAL INVESTMENTS, L.P.
By: Yorkville Advisors, LLC
its Investment Manager

By: _________________________________
Name:
Title:

Exhibit A

Form of Additional Debenture